SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2004 (April 22, 2004)

NEXTEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19656	36-3939651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code:     (703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

     On April 22, 2004, Nextel announced certain financial and operating results for the first quarter of 2004, including the following financial and operating data:

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Consolidated Statements of Operations
(in millions, except per share amounts)

	For the three months ended
	March 31,
	2004	2003
Operating revenues
Service revenues	$2,776	$2,210
Handset and accessory revenues	327	161

	3,103	2,371

Operating expenses
Cost of service (exclusive of depreciation included below)	438	369
Cost of handset and accessory revenues	489	310
Selling and marketing	495	411
General and administrative	476	375
Depreciation and amortization	443	413

Operating income	762	493
Interest expense	(154)	(225)
Interest income	8	12
Loss on retirement of debt	(17)	(5)
Equity in losses of unconsolidated affiliates, net	—	(13)
Realized gain on sale of investments	26	—
Other income, net	1	—

Income before income tax provision	626	262
Income tax provision	(33)	(22)

Net income	593	240
Loss on retirement of mandatorily redeemable preferred stock	—	(2)
Mandatorily redeemable preferred stock dividends and accretion	(2)	(30)

Income available to common stockholders	$591	$208

Earnings per common share
Basic	$0.53	$0.21

Diluted	$0.51	$0.20

Weighted average number of common shares outstanding
Basic	1,106	1,010

Diluted	1,172	1,047

Selected Balance Sheet Data
(in millions)

	March 31,	December 31,
	2004	2003
Cash, cash equivalents and short-term investments	$2,713	$1,971
Accounts and notes receivable, net of allowance for doubtful accounts of $78 and $86	1,243	1,276
Property, plant and equipment, net	9,191	9,093
Intangible assets, net	7,044	7,038
Total assets	21,621	20,510
Long-term debt, including current portion	10,308	10,037
Capital lease and finance obligations, including current portion	9	175
Total liabilities	14,934	14,575
Mandatorily redeemable preferred stock	101	99
Stockholders’ equity	6,586	5,836

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited

Other Data

	For the three months ended
	March 31,
	2004	2003
Handsets in service, end of period (in thousands) (1)	13,356	11,092
Net handset additions (in thousands) (1)	474	480
Average monthly minutes of use per handset	750	650
Bad debt expense included in general and administrative (in millions)	$34	$56
Bad debt expense as a percentage of operating revenues	1.1%	2.4%

Capital Expenditures
(in millions)

	For the three months ended
	March 31,
	2004	2003
Cash paid for capital expenditures, excluding capitalized interest	$681	$375
Changes in capital expenditures accrued or unpaid	(144)	(70)

Capital expenditures, excluding capitalized interest	537	305
Capitalized interest	3	11

Total capital expenditures	$540	$316

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Condensed Consolidated Statements of Cash Flows
(in millions)

	For the three months ended
	March 31,
	2004	2003
Cash flows from operating activities
Net income	$593	$240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	443	413
Change in accrued interest on short-term investments	(3)	(3)
Other	211	163

Net cash provided by operating activities	1,244	813

Cash flows from investing activities
Cash paid for capital expenditures, including capitalized interest	(684)	(386)
Payments for licenses, acquisitions and other, net of cash acquired	(56)	(214)
Proceeds from sales of investments	77	—
Net changes in short-term investments and other	142	(78)

Net cash used in investing activities	(521)	(678)

Cash flows from financing activities
Purchase and retirement of debt securities and mandatorily redeemable preferred stock	(191)	(570)
Proceeds from issuance of debt securities	494	—
Repayments under long-term credit facility	(48)	(49)
Borrowings under long-term credit facility	—	69
Proceeds from issuance of stock	68	10
Repayments under capital lease and finance obligations	—	(16)
Payment for capital lease buy-out	(165)	(54)
Mandatorily redeemable preferred stock dividends	—	(15)

Net cash used in financing activities	158	(625)

Net increase (decrease) in cash and cash equivalents	881	(490)
Cash and cash equivalents, beginning of period	806	1,846

Cash and cash equivalents, end of period	$1,687	$1,356

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Long-Term Debt and Mandatorily Redeemable Preferred Stock Data
(dollars in millions)

		Book and
	December 31,	principal value	Borrowings		March 31,
	2003	of retirements	and other		2004
9.375% senior serial redeemable notes due 2009	$1,599				$1,599
5.25% convertible senior notes due 2010	607				607
9.5% senior serial redeemable notes due 2011, including a deferred premium of $36 and $28	895	167	(8	)(a)	720
6% convertible senior notes due 2011	608				608
6.875% senior serial redeemable notes due 2013	500				500
5.95% senior serial redeemable notes due 2014, net of unamortized discount of $0 and $6			494		494
7.375% senior serial redeemable notes due 2015, including unamortized premium of $0 and $8	2,008				2,008
Bank credit facility	3,804		(48	)(b)	3,756
Other	16				16

Total long-term debt, including current portion	$10,037	167	$438		$10,308

Zero coupon convertible preferred stock mandatorily redeemable 2013	$99	—	$2	(c)	$101

Total retirements		$167

(a)	Represents the decrease in the deferred premium.

(b)	Represents scheduled principal payments.

(c)	Represents the accretion of unamortized discounts or dividends.

1)	Handsets in service, end of period, and net handset additions do not include handsets attributable to the Boost Mobile program. Net handset additions represents gross handsets activated during the period less handsets deactivated. These net handset additions reflect a customer churn rate of about 1.7% for the first quarter 2004 and about 1.9% for the first quarter 2003. The customer churn rate is an indicator of customer retention and represents the monthly percentage of the customer base that disconnects from service. Customer churn is calculated by dividing the number of handsets disconnected from commercial service during the period by the average number of handsets in commercial service during the period. Churn is not a measurement under accounting principles generally accepted in the United States and may not be similar to churn calculations of other companies.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibit is furnished with this Form 8-K pursuant to Item 12 below.

Exhibit No.	Exhibit Description
99.1	Press Release, dated April 22, 2004

Item 12. Results of Operations and Financial Condition.

     In accordance with the Securities and Exchange Commission Release No.33-8216, the following information is furnished under Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 22, 2004, Nextel issued a press release announcing certain financial and operating results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 12 of this Form 8-K by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Gary D. Begeman

By:	Gary D. Begeman
Vice President and Deputy General Counsel

Date: April 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated April 22, 2004